Exhibit 10.15

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 5 TO THE EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 5 (this “Amendment”) to the Exclusive License Agreement between OvaScience, Inc. (“Company”) and The General Hospital Corporation (“Hospital”), dated June 27, 2011 (the “Agreement”), is effective upon signing by both parties hereto. Capitalized terms used but not defined within this Amendment have the meanings specified within the Agreement.

RECITALS

Whereas, pursuant to Section 12.3 of the Agreement, the Agreement may be amended with the written consent of Company and Hospital;

Whereas, Company and Hospital have already entered into Amendments No. 1, 2, 3 and 4 to the Agreement, such amendments’ effective dates being September 7th 2011, July 30th 2013, September 9th 2013, and November 14th 2013, respectively;

Whereas, Company is a biotechnology company engaged in the development of novel treatments for infertility, including its proprietary autologous germline mitochondrial energy transfer (AUGMENTSM) in vitro fertilization protocol (“AUGMENT”), which is based on technology licensed from Hospital under the Agreement; and

Whereas, Hospital and Company wish to amend Company’s obligations under the Agreement as set forth below.

Now, therefore, Company and Hospital hereby agree to amend the Agreement as follows:

1.                                      Section 1.3 of the Agreement is hereby deleted in its entirety and replaced by the following:

1.3                               “Clinical End User” shall mean those laboratories, clinics and medical practices that purchase and/or use Products and/or Processes pursuant to agreements with Company or any of its Affiliates or Sublicensees.

2.                                      Section 1.9(a)(i) of the Agreement is hereby deleted in its entirety and replaced by the following:

(i)                                     the gross amount billed or invoiced, or if no bill or invoice is issued the amount received, whichever is greatest, by Company and its Affiliates and Sublicensees for or on account of Sales of Product and/or Processes; provided that, with respect to the sale and/or use of Products and/or Processes by Clinical End Users (in

Initialed by Hospital:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 5 TO THE EXCLUSIVE LICENSE AGREEMENT

their capacities as Clinical End Users), the amounts paid by Clinical End Users to Company, its Affiliates and Sublicensees shall be considered gross amounts billed or invoiced for purposes of calculating Net Sales and the amounts billed or invoiced by Clinical End Users for Sales to their consumer shall be excluded from the calculation of Net Sales;

3.                                      The following new section 1.9(g) is hereby inserted immediately after Section 1.9(f) of the Agreement:

(g)                                  For purposes of determining the royalties payable on a Combination Product or Process, Net Sales of Product or Process shall be calculated by multiplying the Net Sales of the Combination Product or Process by the fraction A/A+B, where A is the average selling price, during the Reporting Period in question, of the Product or Process sold separately in the country in which the sale of the Combination Product or Process is made, and B is the average selling price, during the Reporting Period in question, of the Other Components sold separately.  If the Other Components in the Combination Product or Process are not sold separately, then for the purposes of determining royalties payable hereunder, the Parties shall negotiate in good faith to determine an appropriate commercial value for all the components or ingredients in the Combination Product or Process and calculate Net Sales of such Combination Product or Process accordingly.  Notwithstanding anything to the contrary in this Agreement, in no event shall the royalty due to Hospital when aggregated with any other offsets or credits allowed under this Agreement be less than [***] percent ([***]%) of the royalty otherwise due to Hospital under this Agreement in any Reporting Period

4.                                      The following new sections 1.20 and 1.21 are hereby inserted immediately after Section 1.19 of the Agreement, as amended:

1.20                        “JV Field” shall mean the use of egg precursor cells (“EPCs”), EPC progeny, or any component, factor or organelle derived from any such cell, component, factor or organelle (or any combination thereof), to (a) treat or prevent inherited diseases or defects in either humans or non-human animals; (b) treat or prevent mitochondrial diseases or defects in either humans or non-human animals; or (c) artificially create food, research animals and/or animal products.  For the avoidance of doubt, the JV Field does not include (d) treatments of menopause associated symptoms or diseases other than treatments of infertility; (e) treatments

Initialed by Hospital:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 5 TO THE EXCLUSIVE LICENSE AGREEMENT

to delay menopause or menopause associated symptoms or diseases other than treatments of infertility; (f) diagnostics; or (g) research tools or any other field not specifically set forth herein.

1.21                        “Combination Product or Process” shall mean a product or process that uses a functionally active component (for clarity, functionally active components exclude routine components, including without limitation common buffers and standard cell culture media) or service offering or process not licensed by Hospital to Company hereunder (“Other Components”) to form a product or process that is a combination of a Product and/or Process and Other Component(s).  For example, and without limiting the generality of this definition, a product or process in which (i) egg precursor cells are matured into an oocyte by a process that would qualify as a Process, and (ii) the resulting oocytes are subjected to a treatment or a product which would not qualify as a Process or Product, respectively, would be a Combination Product or Process.

5.                                      The introductory clause of Section 2.1(a) of the Agreement is hereby deleted in its entirety and replaced by the following:

(a)                                 Subject to the terms of this Agreement and Hospital’s and Harvard’s respective rights in Patent Rights, Hospital hereby grants to Company in the License Field, the JV Field and the Expanded Field with respect to Hospital Patent Rights, and in the Limited Field with respect to Media Patent Rights, in the License Territory:

6.                                      Section 2.1(b)(i) of the Agreement, as amended, is hereby deleted in its entirety and replaced by the following:

(i)                                     the right to grant to Clinical End Users and to final purchasers, users or consumers of Products or Processes the right to use such purchased Products or Processes within the scope of Hospital Patent Rights within the License Field, the JV Field, or the Expanded Field, and within the scope of Media Patent Rights within the Limited Field, in all cases in the License Territory; and

7.                                      Section 2.4 of the Agreement, as amended, is hereby deleted in its entirety and replaced by the following:

2.4                               No Additional Rights.  It is understood that nothing in this Agreement shall be construed to grant Company or any of its Affiliates a license, express or implied,

Initialed by Hospital:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 5 TO THE EXCLUSIVE LICENSE AGREEMENT

under any patent owned solely or jointly by Hospital or Harvard other than the Patent Rights expressly licensed hereunder.  Hospital shall have the right to license any Hospital Patent Rights to any other party for any purpose outside of the License Field, the JV Field, or the Expanded Field, or the License Territory. Hospital and/or Harvard shall have the right to license any Media Patent Rights to any other party for any purpose outside of the Limited Field or the License Territory.

8.                                      The following new section 3.1(e) is hereby inserted immediately following Section 3.1(d)(ii) of the Agreement, as amended:

(e)                                  Pre-Sales Requirements for Product and/or Processes within JV Field:

(i)                                     Company shall develop and present to Hospital a development plan for the development of Products and/or Processes within the JV Field no later than [***]20[***].

(ii)                                  Company shall commit at least One Million Dollars ($[***]) towards the research and development of Product and/or Processes directly related to the JV Field, annually, in each calendar year in the range from 20[***]-20[***].

(iii)                               Company shall initiate pre-clinical studies for an IND of a Product or Process in the JV Field no later than [***], 20[***].

(iv)                              Company shall commence clinical trial activity with respect to a Product or Process in the JV Field no later than [***] 20[***].

(v)                                 Achieve a First Commercial Sale of a Product or Process in the JV Field no later than [***] 20[***].

9.                                      The following new section 4.4(m) is hereby inserted immediately after Section 4.4(l) of the Agreement, as amended:

(m)                             [***] Dollars ($[***]) within [***] ([***]) days of First Commercial Sale of a Product and/or Process in the JV Field in the first country in which a First Commercial Sale is achieved in the JV Field.

10.                               Sections 4.5(a)-(b) of the Agreement, as amended, are hereby deleted in their entirety and replaced with the following:

(a)                                 Beginning with the First Commercial Sale in any country in the License Territory, Company shall pay Hospital during the term of any license granted under Section 2.1(a)(i), a royalty of [***] percent ([***]%) of the Net Sales amounts of all Products or Processes in the License Field, the JV

Initialed by Hospital:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 5 TO THE EXCLUSIVE LICENSE AGREEMENT

Field, and the Limited Field, and a royalty of [***] percent ([***]%) of the Net Sales amounts of all Products or Processes in the Expanded Field.  Solely with respect to the License Field, the JV Field and the Expanded Field; in the event that Company reasonably determines that royalty payments to one or more third parties are required in order to avoid potential infringement of third party patent rights, Company shall notify Hospital via Hospital’s Executive Director, Research Ventures and Licensing promptly following Company’s decision to pursue a license from the applicable third party and, if such payments are in excess of [***] percent ([***]%) of Net Sales, Company may offset a total of [***] percent ([***]%) of such third-party payments that are in excess of [***] percent ([***]%) of Net Sales against any royalty payments that are due under this Section 4.5(a) to Hospital in the same Reporting Period, provided that in no event shall the royalty payments under this Section 4.5(a), when aggregated with any other offsets and credits allowed under this Agreement, be reduced by more than [***] percent ([***]%) in any Reporting Period.  Without limiting the foregoing, in connection with providing notification to Hospital of Company’s intent to pursue a third party license, Company shall provide an explanation of its rationale for pursuing the license.  In the event that Hospital notifies Company that Hospital has concerns regarding Company’s determination to seek such license, the Steering Committee shall be convened to review the determination. Failing satisfactory resolution from the Steering Committee, the matter shall be discussed between Company’s CEO or Chairman and the Hospital’s Executive Director, Research Ventures and Licensing; provided that, Company’s CEO shall have final decision-making authority with respect to such matter and Company shall not be required to delay obtaining the proposed third party license for more than [***] ([***]) days in total as a result of the foregoing Steering Committee and executive consultation process.

(b)                                 With respect to any sublicense granted in the License Field or Limited Field, Company shall pay Hospital [***] percent ([***]%) of any and all Sublicense Income received prior to the third (3rd) anniversary of the Effective Date, and [***] percent ([***]%) of any and all Sublicense Income received on or after the third (3rd) anniversary of the Effective Date. With respect to any sublicense granted in the Expanded Field, Company shall pay Hospital [***] percent ([***]%) of any and all Sublicense Income. With respect to any sublicense granted solely in the JV Field, Company shall pay Hospital [***] percent ([***]%) of any and

Initialed by Hospital:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 5 TO THE EXCLUSIVE LICENSE AGREEMENT

all Sublicense Income; provided, however, that Hospital shall credit any amounts paid by Company to Hospital in accordance with Section 4.6 of this Agreement against any Sublicense Income generated within the JV Field.

11.                               Section 4.6 of the Agreement is hereby deleted in its entirety and replaced with the following:

4.6                               Liquidity Event Milestone Fee.  Company shall pay Hospital [***] Dollars ($[***]) (the “Liquidity Event Fee”), within [***] ([***]) days following the first to occur of the following:

(a)                                 The closing of the first (1st) sale by the Company of originally issued securities of the Company on or after [***] 20[***] (an “IPO”); provided that, if the proceeds to the Company from such IPO are less than [***] Dollars ($[***]), Company shall pay [***] percent ([***]%) of such proceeds to Hospital within [***] ([***]) days following such closing, and thereafter on each anniversary of such closing, shall pay to Hospital the lesser of [***] percent ([***]%) of such proceeds or the payment amount that, when combined with prior payments pursuant to this Section 4.6(a), would equal [***] Dollars ($[***]); or

(b)                                 [***] 20[***]; or

(c)                                  The closing of the first to occur of any of the following transactions (each, a “Change of Control”):

(i)                                     a sale, conveyance or other disposition of all or substantially all of the assets of the Company (other than to an Affiliate of Company as part of a reorganization or restructuring); or

(ii)                                  a merger or consolidation of Company with or into any other entity, unless the stockholders of Company immediately before the transaction own fifty percent (50%) or more of the voting or capital stock of the acquiring or surviving corporation following the transaction;

provided that if the proceeds to the Company of such Change of Control are less than [***] Dollars ($[***]), Company shall pay to Hospital [***] Dollars ($[***]) within [***] ([***]) days following such Change of Control and thereafter shall pay to

Initialed by Hospital:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 5 TO THE EXCLUSIVE LICENSE AGREEMENT

Hospital [***] Dollars and [***] Cents ($[***]) on each of the first three (3) anniversaries of such Change of Control.

Provided, however, that this Section 4.6 shall terminate upon the full payment of the Liquidity Event Fee.

12.                               Section 7 of the Agreement, as amended, is hereby deleted in its entirety and replaced with the following:

7.                                      THIRD PARTY INFRINGEMENT AND LEGAL ACTIONS

7.1                               Hospital Right to Prosecute.  Hospital will protect the Patent Rights from infringement and prosecute infringers when, in its sole judgment, such action may be reasonably necessary, proper and justified.  If Company shall have supplied Hospital with prima facie infringement of a claim of a Hospital Patent Right in the License Field, the JV Field or the Expanded Field, or of a Media Patent Right in the Limited Field, in the License Territory by a third party which poses a material threat to Company’s rights under this Agreement, Company may by notice request Hospital to take steps to protect such Patent Right.  Hospital shall notify Company within [***] ([***]) days of the receipt of such notice whether Hospital intends to prosecute the alleged infringement.  If Hospital notifies Company that it intends to so prosecute, Hospital shall, within [***] ([***]) months of its notice to Company either (a) cause such infringement to terminate, or (b) initiate legal proceedings against the infringer.

7.2                               Company Right to Prosecute.  In the event Hospital notifies Company that Hospital does not intend to prosecute infringement identified under Section 7.1, Company may, upon notice to Hospital, initiate legal proceedings against the infringer at Company’s expense with respect to a claim of a Hospital Patent Right in the License Field, the JV Field or the Expanded Field, or of a Media Patent Right in the Limited Field, in the License Territory.  Before commencing such action, Company and, as applicable, any Affiliate, shall consult with Hospital, concerning, among other things, Company’s standing to bring suit, the selection of counsel and the jurisdiction for such action and shall consider the views of Hospital regarding the proposed action, including, without limitation with respect to potential effects on the public interest.  Company shall be responsible for all costs, expenses and liabilities in connection with any such action and shall indemnify and hold Hospital and Harvard harmless therefrom, regardless of whether Hospital or Harvard is a party-plaintiff, except for the expense of any independent counsel retained by Hospital in accordance with Section 7.5 below.

Initialed by Hospital:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 5 TO THE EXCLUSIVE LICENSE AGREEMENT

7.3                               Hospital and/or Harvard Joined as Party-Plaintiff.  If Company elects to commence an action as described in Section 7.2 above, Hospital and/or Harvard shall have, in its sole discretion, the option to join such action as a party-plaintiff. If joinder of Hospital and/or Harvard as a party-plaintiff is necessary or desirable in order for Company to bring or maintain such action or to prove damages in such action, and Company requests that Hospital and/or Harvard be joined, Hospital and/or Harvard may either, in its sole discretion, permit itself to be joined as a party-plaintiff at the sole expense of Company, or assign to Company all of Hospital’s and/or Harvard’s right, title and interest in and to the Patent Right which is the subject of such action (subject to all of Hospital’s and/or Harvard’s obligations to the government under law and any other rights that others may have in such Patent Right).  If Hospital and/or Harvard makes such an assignment, such action by Company shall thereafter be brought or continued without Hospital and/or Harvard as a party; provided, however, that Hospital and/or Harvard shall continue to have all rights of prosecution and maintenance with respect to Patent Rights and Company shall continue to meet all of its obligations under this Agreement as if the assigned Patent Right were still licensed to Company hereunder.

7.4                               Notice of Actions; Settlement.  Company shall promptly inform Hospital of any action or suit relating to Patent Rights and shall not enter into any settlement, consent judgment or other voluntary final disposition of any action relating to Patent Rights, including but not limited to appeals, without the prior written consent of Hospital and/or Harvard, as applicable.

7.5                               Cooperation.  Each Party agrees to cooperate reasonably in any action under Section 7 which is controlled by the other Party, provided that the controlling Party reimburses the cooperating Party for any costs and expenses incurred by the cooperating Party in connection with providing such assistance, except for the expense of any independent counsel retained by the cooperating Party in accordance with this Section 7.5.  Such controlling Party shall keep the cooperating Party informed of the progress of such proceedings and shall make its counsel available to the cooperating Party.  The cooperating Party shall also be entitled to independent counsel in such proceedings but at its own expense, said expense to be offset against any damages received by the Party bringing suit in accordance with Section 7.6.

7.6                               Recovery.  Any award paid by third parties as the result of such proceedings (whether by way of settlement or otherwise) shall first be applied to

Initialed by Hospital:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 5 TO THE EXCLUSIVE LICENSE AGREEMENT

reimbursement of any legal fees and expenses incurred by either Party and then the remainder shall be divided between the Parties as follows:

(i)                                     Company shall receive an amount equal to its lost profits or a reasonable royalty on the infringing sales, or whichever measure of damages the court shall have applied; and

(ii)                                  Hospital shall receive an amount equal to the royalties and other amounts that Company would have paid to Hospital if Company had Sold the infringing Products and Services rather than the infringer; and

(iii)                               the balance, if any, remaining after Company and Hospital have been compensated under Section 7.6(a) shall be shall be shared [***] percent ([***]%) to the controlling party and [***] percent ([***]%) to the cooperating party.

13.                               Section 10.6 of the Agreement, as amended, is hereby deleted in its entirety and replaced by the following:

10.6                        Termination by Company.  Company shall have the right to terminate this Agreement in its entirety by giving ninety (90) days advance written notice to Hospital and upon such termination shall immediately cease all use and Sales of Products and Processes, subject to Section 10.9.  Company shall also have the right to terminate its license hereunder with respect to the Hospital Patent Rights in the License Field, the JV Field or the Expanded Field, or the Media Patent Rights, but in no event all four, by giving ninety (90) days advance written notice to Hospital and upon such termination shall immediately cease all use and Sales of Products and Processes using the Hospital Patent Rights in the License Field, the JV Field or the Expanded Field, or the Media Patent Rights, as applicable, subject to Section 10.9.  Following such a termination: (a) with respect to the Hospital Patent Rights in the License Field only, Section 3.1(a), and to the extent not already achieved or paid, Sections 4.3(a), 4.3(b), 4.4(a) and 4.4(b) shall no longer have any force or effect; (b) with respect to the Hospital Patent Rights in the Expanded Field only, Section 3.1(b), and to the extent not already achieved or paid, Sections 4.3(d), and 4.4(l) shall no longer have any force or effect; (c) with respect to the Hospital Patent Rights in the JV Field only, Section 3.1(e), and to the extent not already achieved or paid, Section 4.4(m); (d) with respect to the Media Patent Rights only, Section 3.1(c), and to the extent not already achieved or paid, Sections 4.3(c), 4.4(c) and 4.4(d) shall no longer have any force or effect;

Initialed by Hospital:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 5 TO THE EXCLUSIVE LICENSE AGREEMENT

and (e) except as expressly provided in this Section 10.6, this Agreement shall remain in full force and effect.

14.                               Except as expressly modified by this Amendment, all terms and conditions of the Agreement remain in full force and effect.

15.                               This Amendment can be executed by the parties hereto by facsimile and in counterparts, each of which is deemed an original and both of which taken together constitutes one agreement binding upon the parties hereto.

16.                               The validity, interpretation and performance of this Amendment is controlled by and construed under the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

In witness whereof, the parties hereto enter into this Amendment as of the date of the last signature below.

OvaScience, Inc.		The General Hospital Corporation,
d/b/a Massachusetts General Hospital

/s/ Michelle Dipp		/s/ Irene Abrams
By:	Michelle Dipp, M.D., Ph.D.	By:	Irene Abrams
	Chief Executive Officer		Executive Director
Research Ventures & Licensing

December 18, 2013		December 18, 2013
Date		Date

Initialed by Hospital:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.